Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT AGREEMENT NO. 2 TO THE RESEARCH COLLABORATION
AND LICENSE AGREEMENT

This Amendment Agreement No. 2 (“Amendment”) is made to the Research Collaboration and License Agreement between Vitae Pharamaceuticals, Inc. (“Vitae”), with offices at 502 West Office Center Drive, Ft. Washington, PA 19034, USA (taxpayer ID number 04-03567753), and Boehringer Ingelheim International GmbH (“BI”) with offices at Binger Strasse 173, 55216 Ingelheim am Rhein, Germany  (VAT ID DE 811138149), effective as of October 2, 2007, as amended in the Amendment Agreement (deemed Amendment No. 1) dated October 8, 2007 (together “Agreement”).

WHEREAS, BI has performed Phase I Studies with the 11ß HSD-1 Inhibitor **** (“Frontrunner”) and based on the results wishes to amend the Development Plan to perform two Phase I Studies, one each with the additional 11ß HSD-1 Inhibitors **** and **** (“Back-Ups”) respectively, to select one compound thereof to continue to Develop a Product.

Therefore, the Parties agree to the following:

1.              If not defined in this Amendment all words capitalized in this Amendment shall have the same meaning as defined in the Agreement.

2.              Exhibit 3 shall be replaced with the Development Plan attached to this Amendment.

3.              Both Back-Ups **** and **** shall be entered into Phase I (SRD Study ****: Trial 1291.1; SRD Study for ****: Trial 1307.1) as shown in the Development Plan (“SRD Studies”).  Upon Initiation of the first SRD Study, BI shall pay only one single Development Milestone for the Initiation of Phase I Studies according Sections 9.3.1 and 9.3.3 of the Agreement for both Back-Ups **** and **** together, i.e., altogether US $7,000,000 (seven million dollars).

4.              Following completion of both SRD Studies, BI shall have the right to choose only one of the Back-Ups, either **** or ****, to continue the Development of a Product.  The unselected Back-Up shall be the “Stalled Back-Up”.

5.              Should BI decide to continue Development of the Stalled Back-Up beyond the SRD Study, BI shall pay to Vitae US$ 7,000,000 (seven miullion dollars) within 30 (thirty) days upon Initiation of the subsequent clinical trial with the Stalled Back-Up.

6.              The Development Milestone of **** according to Section 9.3.1 due upon “Initiation of Phase II Studies” shall be replaced by the following two Development Milestones:

a.              US$ $6,000,000 (six million dollars) due upon Initiation of Phase Ic, e.g., a proof of clinical concept (glucose) study as described in the Development Plan ****;

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

b.              **** due upon Initiation of Phase IIb, e.g., a dose finding, proof of clinical concept (HbA1c) study as described in the Development Plan ****.

7.              Save as amended herein or in Amendment No. 1, all other terms and conditions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, Vitae and BI, by their duly authorized officers, have executed this Amendment as of the last date signed below.

VITAE PHARMACEUTICALS, INC.		BOEHRINGER INGELHEIM
INTERNATIONAL GMBH

Date:	Feb. 20, 2012	Date:	Feb 24, 2012

By:	/s/ Christine Brennan	By:	/s/ Klaus Wilgenbus
/s/ Dorothy Schwall-Rudolph

Name:	Christine Brennan	Name:	Dr. Klaus Wilgenbus
Dorothy Schwall-Rudolph

Title:	Chief Business Officer	Title:	Authorized Signatory

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 3
Development Plan

as of Dec 2011 — subject to further refinement

Development studies applicable to all Products:

Phase Ia — single dose healthy volunteers

Phase IIb — **** multiple rising dose (MRD) (e.g. in overweight or obese T2DM patients).

Phase Ic — **** proof of clinical concept (glucose) in type 2 diabetes (T2DM) patients.

Phase IIb — 1q2 week dose finding proof of clinical concept (HbA1c); mono and add-on to metformin.

Phase III — ****; mono vs. placebo; add-on vs. placebo; head to head vs. comparator.

Timelines for **** and ****:

****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.